Property and Equipment, Net (Tables)	12 Months Ended
Mar. 31, 2026
Property, Plant, and Equipment [Abstract]
Schedule of Plant and Equipment, Net

As of March 31, 2026 and 2025, property and equipment consisted of the following:

	March 31,
	2026	2025
Fixtures	¥3,664	¥3,664
Tooling and equipment	337	337
Computer and other equipment	581	308
Motor vehicle	7,218	7,218
Total property and equipment	¥11,800	¥11,527
Less: Accumulated depreciation	(6,140)	(4,581)
Total property and equipment, net	¥5,660	¥6,946